UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2011

AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8137 (Commission File Number)	59-6490478 (IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada (Address of principal executive offices)	89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the annual meeting of stockholders of American Pacific Corporation (the “Company”) held on March 8, 2011, the stockholders approved the American Pacific Corporation Amended and Restated 2008 Stock Incentive Plan (the “Amended 2008 Plan”). The Amended 2008 Plan, which became effective immediately upon stockholder approval of the Amended 2008 Plan, provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and cash incentives in order to attract and retain the best available personnel, to provide employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s common stock, par value $0.10 per share, to continue in service, and to promote the success of the Company’s business, including by helping the Company compete effectively with other enterprises for the services of qualified individuals.
The Amended 2008 Plan makes several changes to the Company’s 2008 Stock Incentive Plan, primarily as follows:
•	increases the maximum total number of shares of the Company’s common stock the Company may issue by 450,000 shares from 350,000 to 800,000;

•	increases the maximum total number of shares of the Company’s common stock the Company may issue pursuant to awards of restricted stock and restricted stock units by 200,000 shares from 200,000 to 400,000;

•	expands the prohibition against the “repricing” of stock options and stock appreciation rights without the approval of the Company’s stockholders to include cancellation of stock options or stock appreciation rights in exchange for cash;

•	limits the categories of awards that may be granted; and

•	conditions the Administrator’s (as defined in the Amended 2008 Plan) authority to accelerate the vesting of unvested awards upon a Corporate Transaction or a Change in Control on the actual occurrence of a Corporate Transaction or a Change in Control (each such capitalized term as defined in the Amended 2008 Plan).
A more detailed description of the material terms of the Amended 2008 Plan and the text of the Amended 2008 Plan were included in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on January 24, 2011 (File No. 001-08137).
The brief description of the Amended 2008 Plan above and the portions of the Proxy Statement containing a description of the Amended 2008 Plan are not intended to be complete and are qualified in their entirety by reference to the full text of the Amended 2008 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the annual meeting of stockholders of the Company held on March 8, 2011, the stockholders approved a proposal to amend the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement. The Board of Directors of the Company (the “Board”) had previously unanimously approved the amendment and recommended that it be submitted to the Company’s stockholders for approval.
Following the annual meeting of stockholders, the Company caused a Certificate of Amendment of Restated Certificate of Incorporation of the Company reflective of the amendment to be filed with the Secretary of State of the State of Delaware on March 8, 2011, and such amendment became effective as of the same date.
In furtherance of the stockholder approval of the proposal to amend the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement, the Board approved, on March 8, 2011, the amendment and restatement of the

Company’s Amended and Restated By-laws (the “Prior By-laws”), effective as of the same date. As a result of the amendment and restatement of the Prior By-laws, the Amended and Restated By-laws now reflect the replacement of the 80% vote requirement for director elections with a simple majority vote requirement. In particular, Section 2.1 of the Amended and Restated By-laws provides that at each annual meeting of stockholders of the Company the successors to the class of directors whose terms shall expire in that year shall be elected by the vote of the majority of the votes cast, and said successors shall hold office until the third following annual meeting of stockholders and until the election of their respective successors. Section 2.1 of the Amended and Restated By-laws further provides that, in the event a nominee who is running for election at an annual meeting does not receive the requisite amount of votes to be elected at such meeting, the incumbent director shall remain in office until the next annual meeting. Section 2.1 of the Prior By-laws had provided that at each annual meeting of stockholders the successors to the class of directors whose terms expired in that year would be elected by the affirmative vote of holders of not less than 80% of the shares of common stock of the Company present in person or by proxy and voting.
The amendment and restatement of the Prior By-laws also includes, among other things, the following additional revisions:
•	Section 1.6 of the Prior By-laws has been amended to clarify that, when a quorum is present at any meeting of stockholders, a majority of the votes cast by those present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, among other exceptions, express provision of federal law requires a different vote. Section 1.6 has been further amended to add that, for purposes of the Amended and Restated By-laws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

•	Section 2.2 of the Prior By-laws has been amended to add that a stockholder who complies with the notice procedures set forth in Section 2.2 is permitted to present the nomination at the meeting of stockholders but is not entitled to have a nominee included in the Company’s proxy statement or information statement in the absence of an applicable rule of the Securities and Exchange Commission requiring the Company to include a director nomination made by a stockholder in the Company’s proxy statement or information statement. Section 2.2 of the Prior By-laws has been further amended to add that its requirements are in addition any other applicable requirements.

•	Section 3.1 of the Prior By-laws has been amended to provide that the terms of members of all committees of the Board shall expire on the date of the next annual meeting of the Board following their appointment, provided that they shall continue in office until their successors are appointed, provided, however, that any committee member who ceases to be a member of the Board shall ipso facto cease to be a committee member. Section 3.1 of the Prior By-laws had previously provided that the term of office of the members of each committee shall be as fixed from time to time by the Board.

•	Section 4.1 of the Prior By-laws has been amended to clarify that the officers of the Company, in addition to a President, Secretary and Treasurer, may include, but are not required to include, a Chairman of the Board, one or more Vice Presidents and a Controller.
Finally, the Amended and Restated By-laws also implement certain further technical and/or conforming changes or additions to the Prior By-laws in connection with the above.
The foregoing descriptions are qualified in their entirety by the Certificate of Amendment of Restated Certificate of Incorporation of the Company and the Amended and Restated By-laws filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As noted above, on March 8, 2011, the Company held its annual meeting of stockholders. At the annual meeting, the stockholders voted on the following six proposals:
1)	To elect directors to the board of directors of the Company as follows:
a.	To elect Berlyn D. Miller as a Class C director until the annual meeting of stockholders in 2012 and until his successor has been duly elected and qualified; and

b.	To elect William F. Readdy and Dean M. Willard as Class A directors until the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified; and

c.	To elect Barbara Smith Campbell, C. Keith Rooker, Charlotte E. Sibley and Jane L. Williams as the four Class B directors until the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified.
2)	To amend the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement.

3)	To hold an advisory vote on executive compensation.

4)	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

5)	To approve the Company’s amended and restated 2008 Stock Incentive Plan.

6)	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.
The foregoing proposals are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below:
1)	Election of Directors:
     Proposal No. 1(a):

Class C Nominee	For	Withheld	Broker Non-Votes
Berlyn D. Miller	4,721,297	301,113	859,856
     Proposal No. 1(b):

Class A Nominees	For	Withheld	Broker Non-Votes
William F. Readdy	4,833,831	188,579	859,856
Dean M. Willard	4,777,716	244,694	859,856
     Proposal No. 1(c):

Class B Nominees	For	Withheld	Broker Non-Votes
Barbara Smith Campbell	4,783,831	238,579	859,856
C. Keith Rooker	4,777,716	244,694	859,856
Charlotte E. Sibley	4,827,816	194,594	859,856
Jane L. Williams	4,828,616	193,794	859,856

In accordance with the then-applicable requirements of the Restated Certificate of Incorporation, as amended, and the Prior By-laws of the Company, each of the nominees received the affirmative vote of more than 80% of the shares of common stock present in person or represented by proxy, entitled to vote on the matter and voting at the annual meeting of stockholders. As a result, Berlyn D. Miller was elected as a Class C director until the annual meeting of stockholders in 2012 and until his respective successor has been duly elected and qualified. Similarly, William F. Readdy and Dean M. Willard were elected as Class A directors until the annual meeting of stockholders in 2013 and until their respective successors have been duly elected and qualified. Additionally, Barbara Smith Campbell, C. Keith Rooker, Charlotte E. Sibley and Jane L. Williams were elected as Class B directors until the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified.
2)	Proposal to amend the Company’s Restated Certificate of Incorporation, as amended, to replace the 80% vote requirement for director elections with a simple majority vote requirement. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
5,438,267	429,532	14,467	0
3)	Proposal to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
4,331,110	556,799	134,501	859,856
4)	Proposal to determine, on an advisory basis, the frequency of holding an advisory vote on execution compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4,477,793	18,578	499,534	26,505	859,856
The Company has determined in light of the foregoing vote that it is the policy of the Company to, and the Company shall, include an annual advisory vote of the stockholders on executive compensation in the Company’s proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.
5)	Proposal to approve the Company’s amended and restated 2008 Stock Incentive Plan. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
3,709,917	1,301,786	10,707	859,856
6)	Proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
5,860,957	10,414	10,895	0

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of American Pacific Corporation, as filed with the Secretary of State, State of Delaware, on March 8, 2011

3.2	American Pacific Corporation Amended and Restated By-laws

10.1	American Pacific Corporation Amended and Restated 2008 Stock Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: March 11, 2011	By:	/s/ JOSEPH CARLEONE
Joseph Carleone, PH.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of American Pacific Corporation, as filed with the Secretary of State, State of Delaware, on March 8, 2011

3.2	American Pacific Corporation Amended and Restated By-laws

10.1	American Pacific Corporation Amended and Restated 2008 Stock Incentive Plan